                                                                  EXHIBIT 10.114


                         JBW RESTRUCTURING AGREEMENT


         This JBW RESTRUCTURING AGREEMENT (this "AGREEMENT"), dated as of June 30, 1997, is among CONCORD GENERAL CORPORATION, a California corporation ("CONCORD"), JBW & CO., INC., a California corporation ("JBW"), CLASSIC FIRE & MARINE INSURANCE COMPANY, an Indiana insurance corporation ("CLASSIC") (Concord, JBW and Classic sometimes hereinafter are referred to collectively as the "JBW PARTIES" and individually as a "JBW PARTY"), ALPINE INSURANCE COMPANY, an Illinois insurance corporation and successor to Transco Syndicate #1 Ltd., an Illinois corporation ("ALPINE"), and TCO HOLDINGS, INC., a Delaware corporation ("TCO").


                               R E C I T A L S

         A. Concord, JBW and Classic are affiliated through common controlling ownership by Jeffery W. Beresford- Wood ("BERESFORD-WOOD").

         B. Beresford-Wood, Concord, First Horizon Insurance Company, a Minnesota corporation ("FHIC"), Peter J. O'Shaughnessy ("O'SHAUGHNESSY"), Exstar Financial Corporation, a Delaware corporation ("OLD EXSTAR"), and Alpine entered into that certain Stock Purchase Agreement dated as of December 28, 1989, as amended and supplemented by that certain Amendment No. 1 To Stock Purchase Agreement dated as of June 22, 1990 among Beresford-Wood, Concord, FHIC, O'Shaughnessy, Old Exstar, Alpine, Horizon Insurance Company, Ltd., a Bermuda company ("HICL"), and Classic Syndicate, Inc., an Illinois corporation ("CS"), that certain Amendment No. 2 To Stock Purchase Agreement dated as of December 3, 1990 among Beresford-Wood, Concord, FHIC, O'Shaughnessy, Old Exstar, Alpine, HICL and CS, that certain Amendment No. 3 To Stock Purchase Agreement dated as of April 22, 1991 among Beresford-Wood, Concord, FHIC, O'Shaughnessy, Old Exstar, Alpine, HICL, CS, Classic, Classic Indemnity Company, a Minnesota corporation ("CIC"), and Transco Holdings, Inc., a Delaware corporation ("THI"), that certain Amendment No. 4 To Stock Purchase Agreement dated as of June 6, 1991 among Beresford-Wood, Concord, FHIC, O'Shaughnessy, Old Exstar, Alpine, HICL, CS, Classic, CIC and THI, a related letter agreement dated August 26, 1992, and that certain Agreement dated May 31, 1993 among Concord, O'Shaughnessy and TCO, as amended by that certain Amendment No. 1 To Agreement dated January 17, 1994 among Concord, O'Shaughnessy and TCO (such Stock Purchase Agreement, as so amended and supplemented, hereinafter is referred to as the "STOCK PURCHASE AGREEMENT"), pursuant to which, among other things (i) Alpine acquired certain shares of the Series A Preferred Stock of Concord (the "CONCORD PREFERRED") and (ii) Concord and/or its affiliates acquired certain shares of the Series A Preferred Stock of Old Exstar (the "OLD EXSTAR PREFERRED").

         C. On or prior to December 31, 1992, Concord exchanged the Old Exstar Preferred for 1,075 shares of the Series A Preferred Stock of TCO (the "TCO PREFERRED"), with a stated value of $10,000 per share and having an annual dividend rate of 11.3%, payable quarterly.

         D. The TCO Preferred is presently held by Classic in a trust, known as the "Geneva Trust" (the "GENEVA TRUST"), pursuant to an Asset/Liability Transfer Reinsurance Agreement dated June 30, 1995 between Classic and Geneva Assurance Syndicate Inc., an Illinois corporation in liquidation ("GENEVA").

         E. Pursuant to that certain Exchange Agreement dated as of December 31, 1993 (the "EXCHANGE AGREEMENT") among Concord, Alpine and JBW, Alpine exchanged the Concord Preferred for 1,100 shares of the Series A Preferred Stock of JBW (the "JBW PREFERRED"), with a stated value of $10,000 per share and having an annual dividend rate of 11.3%, payable quarterly.

         F. Subject to the terms and conditions of that certain Secured Debt Conversion Agreement dated March 25, 1994 with an effective date of December 31, 1993 (the "CONVERSION AGREEMENT") among Alpine and the JBW Parties, Alpine was granted the option (the "CONVERSION OPTION") to convert all or any portion of the JBW Preferred into indebtedness of JBW in a principal amount equal to the stated value of the JBW Preferred so converted, such indebtedness to be secured by a pledge of the common stock of Concord or Classic.

         G. Alpine exercised the Conversion Option on or prior to December 31, 1995. As a result, JBW is indebted to Alpine in an aggregate amount of approximately $13,600,000, which indebtedness is evidenced by that certain Secured Promissory Note dated December 31, 1995 (the "JBW NOTE") in the original principal amount of $12,313,625 made by JBW in favor of Alpine.

         H. The JBW Note is secured by a pledge of 4,085,000 shares of the issued and outstanding capital stock of Classic, representing approximately 81% of such capital stock, pursuant to the terms and conditions of that certain Pledge Agreement dated as of December 31, 1995 (the "CLASSIC STOCK PLEDGE AGREEMENT") among Alpine and the JBW Parties.

         I. TCO intends to enter into a Restructuring Agreement with the liquidator of Geneva (the "TCO RESTRUCTURING AGREEMENT"), pursuant to which TCO, in exchange for the return of the TCO Preferred to TCO, will execute and deliver to Geneva a $2,500,000 Promissory Note made by TCO in favor of Geneva.

         J. The consummation of the transactions described in the TCO Restructuring Agreement is subject to the approval of the court overseeing the liquidation of Geneva, which approval would be granted through an order issued by such court (the "FINAL ORDER").

         K. The JBW Parties have (i) informed Alpine that JBW is not currently willing to meet its obligations under the JBW Note and (ii) requested that Alpine accept, in exchange for the JBW Note, an assignment by Concord of its rights under that certain Promissory Note dated October 19, 1994 in the outstanding principal amount of $1,820,000 made by Par Mee Development Corporation, an Ohio corporation ("PAR MEE"), held by Concord, as amended by





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

that certain Amendment to Note Secured by Deed of Trust dated December 5, 1996 between Par Mee and Concord (such Promissory Note, as amended through the date hereof, hereinafter is referred to as the "PAR MEE NOTE"). The Par Mee Note is secured by that certain Deed of Trust and Rent Assignment dated October 19, 1994 (as amended through the date hereof, the "PAR MEE DEED OF TRUST") made by Par Mee and recorded in the Recorder's Office of Napa County, California on October 27, 1994 as Document No. 1994 032227, encumbering certain real estate located in Napa County, California.

         L. In order to induce Alpine to accept the assignment by Concord of its rights under the Par Mee Note in exchange for the JBW Note, Concord has agreed to pledge 990,000 shares of the issued and outstanding capital stock of Classic, representing approximately 19.8% of such capital stock, as security for the repayment of the Par Mee Note.

         M. Alpine is willing to exchange the JBW Note for an assignment by Concord of its rights under the Par Mee Note and the pledge of the capital stock of Classic described in Recital L above, subject to the terms and conditions of this Agreement.

         N. TCO is willing to enter into the TCO Restructuring Agreement and this Agreement in reliance upon the representations and warranties made by the JBW Parties herein.

         NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

         1. INCORPORATION OF RECITALS. The Recitals set forth above are acknowledged by the parties hereto to be true and accurate and by this reference are incorporated into this Agreement.

         2. DEFINITIONS. All capitalized terms used but not elsewhere defined in this Agreement shall have the following meanings:

                 AMENDED PLEDGE AGREEMENT shall mean an amendment and restatement of the Classic Stock Pledge Agreement executed by Concord in favor of Alpine substantially in the form of EXHIBIT 1 attached hereto.

                 CENTRAL NATIONAL RESTRUCTURING shall mean the execution of an agreement by TCO with Central National Insurance Company, a Nebraska insurance company in rehabilitation ("Central National"), modifying the terms of a November 9, 1995 Settlement Agreement between Central National and TCO (as amended).

                 EFFECTIVE DATE shall mean the date all conditions set forth in Paragraph 4 of this Amendment have been satisfied.

                 ESCROW AGENT shall mean the law firm of Katten Muchin & Zavis of Chicago, Illinois.

                 PAR MEE ASSIGNMENT shall mean an assignment by Concord in favor of Alpine of all of Concord's right, title and interest in and to the Par Mee Note and the Par Mee Deed of Trust substantially in the form of EXHIBIT 2 attached hereto.

                 PRIOR AGREEMENTS shall mean the Stock Purchase Agreement, the Exchange Agreement, the Conversion Agreement, the JBW Note, the Classic Stock Pledge Agreement and all other agreements, documents and instruments executed and delivered pursuant to the terms thereof or otherwise in connection therewith or related thereto, other than the Restructuring Documents.

                 RESTRUCTURING DOCUMENTS shall mean this Agreement, the Amended Pledge Agreement, the Par Mee Assignment, the Par Mee Note, the Par Mee Deed of Trust, and all other agreements, documents and instruments executed and delivered pursuant to the terms of this Agreement or the Par Mee Assignment.

                 TERMINATION DATE shall mean September 30, 1997.

         3. RESTRUCTURING TRANSACTIONS. Subject to the terms and conditions of this Agreement, on or before the fifth business day following the Effective Date:

                 (a) Concord shall execute and deliver to Alpine the Par Mee Assignment, thereby assigning to Alpine all of Concord's right, title and interest in and to the Par Mee Note and the Par Mee Deed of Trust;

                 (b) Concord shall execute and deliver to Alpine the Amended Pledge Agreement;

                 (c) Concord shall deliver to Alpine the original Par Mee Note and the original recorded Par Mee Deed of Trust;

                 (d) Concord shall deliver to Alpine an ALTA mortgagee's policy of title insurance (ALTA Revised 1987 Form) in favor of Alpine with respect to the real estate covered by the Par Mee Deed of Trust, issued by a title company and in an amount satisfactory to Alpine, showing that Par Mee has good and marketable title to such real estate, insuring that the Par Mee Deed of Trust constitutes a valid first priority mortgage lien on such real estate subject to no other liens of equal or greater priority (other than certain liens in the aggregate amount of not more than $180,000 recorded in favor of John
         A. Lisanti and Timothy Starkweather), insuring over all survey and other general exceptions contained therein and including such affirmative endorsements as reasonably may be requested by Alpine;

                 (e) Concord shall deliver to Alpine original stock certificates for 990,000 shares of the issued and outstanding common stock of Classic (representing no less than





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         19.8% of the issued and outstanding capital stock of Classic), accompanied by assignments separate from certificate duly executed in blank by Concord;

                 (F) Alpine shall deliver the original JBW Note to Concord;

                 (G) Alpine shall deliver to Concord the original stock certificates representing the shares of common stock of Classic pledged to Alpine pursuant to the Classic Stock Pledge Agreement;

                 (H) Each JBW party shall deliver a certificate to Alpine confirming the satisfaction of the conditions set forth in Paragraph 4 hereof applicable to such JBW Party;

                 (I) Each of Alpine and TCO shall deliver a certificate to Concord confirming the satisfaction of the conditions set forth in Paragraph 4 hereof applicable to Alpine or TCO;

                 (J) Each JBW Party shall deliver to Alpine such evidence of such JBW Party's authority to execute and deliver the Restructuring Documents to be executed and delivered by it as Alpine reasonably may require, including but not limited to resolutions of the respective boards of directors of Concord and JBW, certified as true, complete and correct by the respective secretaries of Concord and JBW; and

                 (K) Alpine and TCO shall deliver to Concord such evidence of Alpine's and TCO's authority to execute and deliver the Restructuring Documents to be executed and delivered by it as Concord reasonably may require, including but not limited to resolutions of the respective boards of directors of Alpine and TCO, certified as true, complete and correct by the respective secretaries of Alpine and TCO.

The transactions described in this Paragraph 3 hereinafter are referred to as the "RESTRUCTURING TRANSACTIONS." Each party hereto acknowledges that the consummation of the Restructuring Transactions will have substantial direct and indirect benefits to such party and that the commitments of such party under the Restructuring Documents are made and given at arm's length and in exchange for fair and reasonable consideration.

         Upon the delivery of the documents described above, the party receiving each such document shall deliver it to the Escrow Agent, to be held in escrow (the "ESCROW") in accordance with the terms of an escrow agreement (the "ESCROW AGREEMENT") in a form mutually agreed by the parties and the Escrow Agent. During the term of the Escrow Agreement, payments required to be made pursuant to the Par Mee Note shall be made to the Escrow Agent, to be held pursuant to the terms of the Escrow Agreement. Each document held by the Escrow Agent shall be delivered to the party entitled to receive it (as described above) and all payments made pursuant to the Par Mee Note (and any interest thereon) shall be transferred to Alpine, upon the later of (i) the expiration of the period during which the Final





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

Order may be appealed pursuant to applicable law, if no appeal of such Final Order is filed during such period, or (ii) if such an appeal is filed, on the second business day following the date on which the Final Order is upheld by the court of appeals. If an appeal of the Final Order is filed, and the Final Order is overturned on appeal, this Agreement shall be deemed null and void ab initio, the Escrow Agent shall return each document to the party which delivered it as described above, all payments made pursuant to the Par Mee Note (and any interest thereon) shall be returned to Concord, and the parties shall have no further rights or obligations hereunder.

         4. CONDITIONS TO EFFECTIVENESS. The obligations of the parties hereto to consummate the Restructuring Transactions shall be subject to the satisfaction of all of the following conditions:

                 (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the JBW Parties, Alpine and TCO set forth in the Restructuring Documents shall be true and correct in all material respects.

                 (b) ILLINOIS DEPARTMENT OF INSURANCE APPROVAL. The approval and/or consent of the Illinois Department of Insurance with respect to the Restructuring Transactions and the TCO Restructuring Agreement shall have been obtained.

                 (c) TCO RESTRUCTURING AGREEMENT. The transactions contemplated by the TCO Restructuring Agreement shall have been consummated, or shall be consummated concurrently with the Restructuring Transactions, in accordance with the terms and conditions set forth in the TCO Restructuring Agreement.

                 (d) PAR MEE DUE DILIGENCE. The (i) Par Mee Note and Par Mee Deed of Trust shall be reasonably satisfactory in form and content to Alpine and its counsel, (ii) the sum of the outstanding principal balance of the Par Mee Note and all payments of principal under the Par Mee Note received by Concord and transferred to the Escrow Agent pursuant to Section 7 hereof shall not be less than $1,820,000 and no event of default shall exist thereunder and (iii) real estate encumbered by the Par Mee Deed of Trust shall be valued at not less than $3,500,000, as evidenced by an appraisal in form and content and prepared by an appraiser satisfactory to Alpine.

                 (e) CLASSIC DUE DILIGENCE. The issued and outstanding capital stock of Classic subject to the Amended Pledge Agreement shall have a book value of not less than $2,200,000 based on the most recent annual or quarterly statutory financial statements of Classic filed with the Indiana Department of Insurance.

                 (f) CENTRAL NATIONAL RESTRUCTURING. The Central National Restructuring shall have been consummated, or shall be consummated concurrently with the Restructuring Transactions, on terms mutually acceptable to the parties thereto.





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
                 (g) CONCORD COVENANTS. Concord shall have complied in all material respects with the covenants set forth in Section 7 hereof.

         In the event the court overseeing the liquidator of Geneva disapproves the petition of the liquidator of Geneva seeking issuance of the Final Order, or if the Illinois Department of Insurance disapproves the Restructuring Transactions or any component of the TCO Restructuring Agreement, this Agreement shall be deemed null and void ab initio, and the parties shall have no further rights or obligations hereunder.

         Notwithstanding anything herein to the contrary, in the event the conditions to effectiveness described in Section 4 hereof have not been satisfied or the Escrow described in Section 3 hereof has not been released on or before the Termination Date, this Agreement shall be deemed null and void ab initio on the Termination Date, and all payments made and documents delivered shall be returned to the party which delivered the same, and the parties shall have no further rights or obligations hereunder.

         5. REPRESENTATIONS AND WARRANTIES OF THE JBW PARTIES. The JBW Parties jointly and severally represent and warrant to Alpine and TCO that each JBW Party (i) has full power and authority to execute, deliver and perform its obligations under this Agreement and the other Restructuring Documents, (ii) upon the execution and delivery hereof and thereof, this Agreement and the other Restructuring Documents will be valid, binding and enforceable upon each JBW Party, to the extent such JBW Party is a party thereto, in accordance with their respective terms, (iii) the execution and delivery of this Agreement and, subject to the satisfaction of the conditions set forth in Paragraph 4, the other Restructuring Documents by the JBW Party, and the performance of its obligations hereunder and thereunder does not and will not conflict with, violate or constitute a default under any applicable law, rule, regulation, judgment, decree or order or any agreement, indenture or instrument to which such JBW Party is a party or is bound or which is binding upon or applicable to all or any portion of such JBW Party's property, or require notice to, or approval or consent by, any regulatory agency, court or other governmental body which has not been given or obtained, (iv) assuming the satisfaction of the conditions set forth in Paragraph 4, there is no condition, event or circumstance existing, or any litigation, arbitration, governmental or administrative proceeding, action, examination, claim or demand pending or, to the best of such JBW Party's knowledge, threatened, affecting any JBW Party which could prevent such JBW Party from performing its obligations hereunder or under any other Restructuring Document within the time limits set forth herein or therein for such compliance or performance, and no basis for any such matter exists, (v) no JBW Party or any affiliate thereof, or any person or entity other than the Geneva Trust and the trustee and beneficiaries thereof, has any right, title or interest in or to the TCO Preferred, (vi) any and all required regulatory or court notices and approvals were given and obtained in connection with all prior transfers of all or any portion of the TCO Preferred, and (vii) the Indiana Department of Insurance has been informed of the transactions contemplated by this Agreement, including the pledge by Concord of stock of Classic, and no other notice to or approval by the Indiana Department of Insurance is required in connection with such transactions.





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
         6. REPRESENTATIONS AND WARRANTIES OF ALPINE AND TCO. Alpine and TCO jointly and severally represent and warrant to the JBW Parties that each of them (i) has full power and authority to execute, deliver and perform its obligations under this Agreement and, subject to the satisfaction of the conditions set forth in Paragraph 4, the other Restructuring Documents, (ii) upon the execution and delivery hereof and thereof, this Agreement and the other Restructuring Documents will be valid, binding and enforceable upon Alpine and TCO, to the extent it is a party thereto, in accordance with their respective terms, (iii) the execution and delivery of this Agreement and, subject to the satisfaction of the conditions set forth in Paragraph 4, the other Restructuring Documents, by Alpine and TCO, and the performance of their obligations hereunder and thereunder, does not and will not conflict with, violate or constitute a default under any applicable law, rule, regulation, judgment, decree or order or any agreement, indenture or instrument to which Alpine or TCO is a party or is bound or which is binding upon or applicable to all or any portion of Alpine's property, or require notice to, or approval or consent by, any regulatory agency, court or other governmental body, except as referenced in Paragraph 4 hereof, and (iv) assuming the satisfaction of the conditions set forth in Paragraph 4, there is no condition, event or circumstance existing, or any litigation, arbitration, governmental or administrative proceeding, action, examination, claim or demand pending or, to the best of Alpine's or TCO's knowledge, threatened, affecting Alpine or TCO which could prevent Alpine or TCO from performing its obligations hereunder or under any other Restructuring Document within the time limits set forth herein or therein for such compliance or performance, and no basis for any such matter exists.

         7. COVENANTS OF CONCORD. From and after the execution of this Agreement, Concord shall not cause or permit the Par Mee Note or the Par Mee Deed of Trust, or any rights relating thereto, to be transferred, cancelled or modified in any manner without the prior written consent of Alpine. Any funds received by Concord or any of its affiliates pursuant to the Par Mee Note after the execution of this Agreement shall be held by Concord or any such affiliate as a fiduciary for the benefit of Alpine, and Concord shall cause any and all such funds to be delivered to the Escrow Agent within two business days following receipt of the funds by Concord or any of its affiliates, to be held in accordance with an Escrow Agreement in a form agreed by the parties and the Escrow Agent. Any such funds shall be released to the party entitled to receive payments under the Par Mee Note on the terms described in Section 3 hereof.

         8.      GENERAL RELEASES.

                 (a) BERESFORD-WOOD AND JBW PARTIES. In consideration of the consummation of the Restructuring Transactions, from and after the Effective Date, each JBW Party, Beresford-Wood and their affiliates, and its, his and their respective successors and assigns, irrevocably shall be deemed to have released and forever discharged Alpine, O'Shaughnessy, TCO and their respective affiliates, subsidiaries, predecessors, successors, assigns, employees, directors, officers, agents, servants and attorneys (each, for purposes of this CLAUSE (A), a "RELEASED PERSON") of and from all damages, losses, claims, demands, liabilities, obligations, actions and causes of action whatsoever which Beresford-Wood or any such JBW Party or any of its affiliates may





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
         now have or claim to have against any Released Person on account of or in any way touching, concerning, arising out of or founded upon the Prior Agreements, whether presently known or unknown, and of every nature and extent whatsoever. This agreement and covenant on the part of Beresford-Wood and the JBW Parties (i) is contractual, and not a mere recital, and the parties hereto acknowledge and agree that no liability is admitted on the part of any party in connection with the Prior Agreements and (ii) shall inure to the benefit of and be enforceable by each Released Person.

                 (b) ALPINE, TCO AND O'SHAUGHNESSY. In consideration of the consummation of the Restructuring Transactions, from and after the Effective Date, Alpine, TCO and O'Shaughnessy and their affiliates, and its, his and their respective successors and assigns, each irrevocably shall be deemed to have released and forever discharged Beresford-Wood and the JBW Parties and their respective affiliates, predecessors, subsidiaries, successors, assigns, employees, directors, officers, agents, servants and attorneys (each, for purposes of this CLAUSE (B), a "RELEASED PERSON") of and from all damages, losses, claims, demands, liabilities, obligations, actions and causes of action whatsoever which Alpine, TCO, O'Shaughnessy or any of their affiliates may now have or claim to have against any Released Person on account of or in any way touching, concerning, arising out of or founded upon the Prior Agreements, whether presently known or unknown, of every nature and extent whatsoever. This agreement and covenant on the part of Alpine, TCO and O'Shaughnessy (i) is contractual, and not a mere recital, and the parties hereto acknowledge and agree that no liability is admitted on the part of any party in connection with the Prior Agreements and (ii) shall inure to the benefit of and be enforceable by each Released Person.

         9. COSTS AND EXPENSES. Each party hereto shall bear all of its own fees and expenses in connection with the preparation, negotiation and execution of this Agreement and the consummation of the Restructuring Transactions.

         10. FURTHER ASSURANCES; COOPERATION. Prior to the Termination Date, each party hereto will do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, agreements, documents and instruments as reasonably may be requested by any other party hereto in order to effectuate fully the intent of this Agreement. Each party hereto agrees to cooperate with the other parties hereto in obtaining the approvals and consents referred to in Paragraph 4 hereof, including the execution of such documents, the making of such disclosures, the furnishing of such financial information and the taking of all such other actions as reasonably may be necessary to obtain such approvals and consents.

         11. SEVERABILITY. If any term or provision of this Agreement or the application thereof to any party or circumstance shall be held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, the validity, legality and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired





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
thereby, and the affected term or provision shall be modified to the minimum extent permitted by law so as most fully to achieve the intention of this Agreement.

         12. BINDING EFFECT; GOVERNING LAW. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and assigns, provided that no party hereto may assign its rights or delegate its duties hereunder without the prior written consent of all other parties hereto. This Agreement shall be construed in accordance with the laws of the State of Illinois without regard to conflicts of law principles.

         13. ENTIRE AGREEMENT; AMENDMENTS. This Agreement and the documents to be executed and delivered pursuant to the terms hereof constitute the entire agreement among the parties hereto with respect to the Restructuring Transactions and supersede any other written or oral agreements relating to the Restructuring Transactions. No provision of this Agreement or the other Restructuring Documents may be amended, modified or waived except with the prior written consent of the party against whom enforcement of the applicable amendment, modification or waiver is sought.

         14. CAPTIONS. The captions in this Agreement are inserted for convenience of reference only and in no way define, describe or limit the scope or intent of this Agreement or any of the provisions hereof.

         15. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.

         16. SUBMISSION. Submission of this Agreement by any party hereto to any other parties hereto, or their respective counsel, agents or representatives, for examination and/or execution shall not constitute an offer by the submitting party to agree to the terms hereof or in any manner bind the submitting party unless and until this Agreement shall have been fully executed and delivered by each party hereto.

              [remainder of this page intentionally left blank]





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
         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement at Chicago, Illinois as of the day and year first above written.

                                          CONCORD GENERAL CORPORATION

                                          By:   /s/  Brian Bethke
                                               --------------------------------
                                          Name:      Brian Bethke
                                                    ---------------------------
                                          Title:     CEO
                                                    ---------------------------

                                          JBW & CO., INC.

                                          By:   /s/  Thomas Thie
                                               --------------------------------
                                          Name:      Thomas Thie
                                                    ---------------------------
                                          Title:     President
                                                    ---------------------------


                                          CLASSIC FIRE & MARINE INSURANCE
                                          COMPANY

                                          By:   /s/  James A. Ryan
                                               --------------------------------
                                          Name:      James A. Ryan
                                                    ---------------------------
                                          Title:     President
                                                    ---------------------------


                                          TCO HOLDINGS, INC.

                                          By:    /s/ Steven C. Shinn
                                               --------------------------------
                                          Name:      Steven C. Shinn
                                                    ---------------------------
                                          Title:     President
                                                    ---------------------------

                                          ALPINE INSURANCE COMPANY

                                          By:    /s/ Steven C. Shinn
                                               --------------------------------
                                          Name:      Steven C. Shinn
                                                    ---------------------------
                                          Title:     President
                                                    ---------------------------

                                          With respect to Section 8 hereof only:


                                          _____________________________________
                                          JEFFERY W. BERESFORD-WOOD,
                                          individually

                                          /s/ Peter J. O'Shaughnessy
                                          -------------------------------------
                                          PETER J. O'SHAUGHNESSY, individually

              Exhibit 1 - AMENDED AND RESTATED PLEDGE AGREEMENT

         THIS AMENDED AND RESTATED PLEDGE AGREEMENT (this "PLEDGE AGREEMENT"), dated as of June 30, 1997, is among CONCORD GENERAL CORPORATION, a California corporation ("PLEDGOR"), and ALPINE INSURANCE COMPANY, an Illinois insurance corporation and successor to Transco Syndicate #1 Ltd., an Illinois corporation ("PLEDGEE").


                                R E C I T A L S

         A. Pledgor, Pledgee and Jeffery W. Beresford-Wood ("BERESFORD-WOOD") entered into that certain Pledge Agreement dated as of December 31, 1995 (the "ORIGINAL PLEDGE AGREEMENT") pursuant to which Pledgor pledged to Pledgee, as security for the repayment of the JBW Note (as hereinafter defined), 81% of the issued and outstanding shares of capital stock of Classic Fire & Marine Insurance Company, an Indiana insurance corporation wholly owned by Pledgor ("CLASSIC").

         B. Pledgor, Pledgee, JBW & Co., Inc., a California corporation, Classic, and TCO Holdings, Inc., a Delaware corporation ("TCO"), have entered into that certain JBW Restructuring Agreement of even date herewith (the "JBW RESTRUCTURING AGREEMENT"). Capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the JBW Restructuring Agreement.

         C. Pursuant and subject to the terms and conditions of the JBW Restructuring Agreement, Pledgee has agreed to exchange the JBW Note for the Par Mee Assignment.

         D. One of the conditions precedent to the obligations of Pledgee and TCO under the JBW Restructuring Agreement is that Pledgor shall have executed and delivered this Pledge Agreement to Pledgee.

         NOW, THEREFORE, in order to induce Pledgee and TCO to execute and deliver the JBW Restructuring Agreement, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, Pledgor, Pledgee and Beresford-Wood hereby amend and restate the Original Pledge Agreement in its entirety as follows:

         1. RECITALS; DEFINITIONS. The Recitals set forth above are acknowledged by the parties hereto to be true and accurate and by this reference are incorporated into this Pledge Agreement. The following terms shall have the following meanings in this Pledge Agreement:

                 Collateral: the Securities and all dividends, distributions, other amounts, additional securities of Classic or any successor in interest to Classic and other property to which Pledgor or any successor in interest to Pledgor (with or without additional consideration) is or becomes entitled by virtue of the ownership by such person of any of the Securities or as the result of any Classic corporate reorganization, merger, consolidation, stock split, stock dividend, conversion, preemptive right or otherwise, and the proceeds thereof.

                 Event of Default: if (i)(A) the Par Mee Note matures and remains unpaid or if any breach of or default by Par Mee under the Par Mee Note or the Par Mee Deed of Trust occurs and the Par Mee Note is accelerated, and (B) the amounts received by Pledgee (after deduction of all costs and expenses, including without limitation reasonable attorneys' fees and expenses, incurred by Pledgee in connection with its exercise of remedies under the Par Mee Note and the Par Mee Deed of Trust) within 180 days after Pledgee commences a collection action or a foreclosure or sale remedy under the Par Mee Note or Par Mee Deed of Trust does not equal or exceed the Note Amount, or (ii) any breach or violation by Pledgor of its obligations under this Pledge Agreement occurs.

                 Note Amount: the amount of all principal, accrued and unpaid interest, penalties, charges and fees due under the Par Mee Note at the earlier of the maturity or acceleration thereof, under the terms of the Par Mee Note in effect on the date hereof.

                 Obligations: (i) any and all indebtedness, due or to become due, now existing or hereafter arising, of Par Mee under the Par Mee Note and the Par Mee Deed of Trust, (ii) the performance of the covenants of Par Mee under the Par Mee Note and the Par Mee Deed of Trust and (iii) the performance of the covenants of Pledgor contained in this Pledge Agreement.

                 Securities: the capital stock of Classic and any warrants, options or other rights to acquire capital stock of Classic described on Exhibit A attached hereto, and duly executed assignments separate from certificate satisfactory to Pledgee attached thereto.

         2. PLEDGE OF COLLATERAL. To secure the Obligations, Pledgor hereby pledges, assigns and grants to Pledgee a valid and perfected first lien in (i) the Securities and (ii) all other items of Collateral now owned or hereafter acquired by Pledgor. Upon the execution hereof, Pledgee shall return to Pledgor the certificates representing shares of stock of Classic now held by Pledgee which are not being pledged hereunder.

         3. REPRESENTATIONS, WARRANTIES AND COVENANTS. Pledgor hereby represents, warrants and covenants to Pledgee that (i) the Securities represent and at all times in the future will represent at least 19.8% of the issued and outstanding capital stock and warrants, options and other rights to purchase capital stock of Classic, (ii) Pledgor is the legal and beneficial owner of the Securities, (iii) the Securities are validly issued, fully paid and non-assessable and are registered in the name of Pledgor, (iv) none of the Securities is subject to any lien of any kind whatsoever of equal or greater priority to the lien on the Securities granted to Pledgee hereby, (v) no authorization, approval or other action by, or notice to or filing with, any governmental body or other person which has not already been obtained is required for the pledge by Pledgor of the Securities pursuant to the terms of this Pledge Agreement and (vi) until all of the Obligations have been paid and performed in full, Pledgor: (A) will not create or permit to exist any lien upon or with respect to the Collateral of equal or greater priority to the lien thereon granted to Pledgee by this Pledge Agreement, (B) will not sell, transfer, convey, assign, or otherwise divest Pledgor's interest in the Collateral, or any part thereof, to any other person or entity and (C) Pledgor will not permit Classic to issue any additional capital stock or options, warrants or other rights to acquire capital stock.

         4.      STOCK SPLITS, STOCK DIVIDENDS.

                 4.1 ADDITIONAL SECURITIES. Pledgor agrees that in the event that Pledgor, by virtue of the ownership by Pledgor of the Collateral, now is, or hereafter becomes, entitled (with or without additional consideration) to other or additional securities as the result of any Classic corporate reorganization, merger, consolidation, stock split, stock dividend, conversion or preemptive right or otherwise, Pledgor shall:

                          4.1.1 DELIVERY. Cause the issuer of such additional securities to deliver to Pledgee the certificates and other documents, if any, evidencing the ownership by Pledgor of such additional securities and hereby authorizes and empowers Pledgee to demand the same from such issuer, and agrees if such certificates and other documents are delivered to Pledgor, to take possession thereof in trust for Pledgee;

                          4.1.2 ASSIGNMENT SEPARATE FROM CERTIFICATE. Deliver to Pledgee an assignment separate from certificate with respect to such securities, executed in blank by Pledgor; and

                          4.1.3 REPRESENTATIONS AND WARRANTIES. Deliver to Pledgee a certificate, executed by Pledgor and dated the date of such pledge, as to the truth and correctness on such date of the representations and warranties set forth in Section 3 hereof; and

                          4.1.4 ADDITIONAL DOCUMENTS. Deliver to Pledgee such other certificates, forms and other instruments as Pledgee reasonably may request in connection with the pledge of such additional securities to Pledgee.

                 4.2 ADDITIONAL COLLATERAL. Pledgor agrees that such additional securities shall constitute a portion of the Securities and be subject to this Pledge Agreement in the same manner and to the same extent as the Securities pledged hereby to Pledgee on the date hereof.

         5. VOTING POWER; DISTRIBUTIONS. Unless and until an Event of Default shall have occurred, and until the consent of governmental authority or regulatory agency referred to in Section 6.10 hereof is obtained, Pledgor shall be entitled to exercise all voting powers in all corporate matters pertaining to the Collateral or otherwise, for any purpose not inconsistent with, or in violation of, any of the Restructuring Documents. Unless and until all of the Obligations have been performed and paid in full, Pledgor shall not be entitled to receive any dividends or distributions with respect to any portion of the Collateral. If any such dividends or distributions are received by Pledgor in violation of the terms of this Section 5, such dividends or distributions shall be (i) held in trust by Pledgor on behalf of Pledgee, (ii) turned over to Pledgee by Pledgor immediately upon receipt thereof and (iii) deemed to constitute a portion of the Collateral pledged by Pledgor to Pledgee hereunder.

         6.      DEFAULT AND REMEDIES.

                 6.1 REMEDIES. If an Event of Default shall occur and be continuing, Pledgee, at its option, may:

                          6.1.1 REGISTRATION. Subject to Section 6.10 below, cause the Collateral to be registered in its name or in the name of its nominee;

                          6.1.2 VOTING POWER. Subject to Section 6.10 below, exercise all voting powers pertaining to the Collateral and otherwise act with respect thereto as though Pledgee were the owner thereof;

                          6.1.3 DISTRIBUTIONS. Receive all distributions of any kind whatsoever on all or any part of the Collateral;

                          6.1.4  COLLECTION; CONVERSION.  Subject to Section
                 6.10 below, exercise any and all rights of collection, conversion or exchange, and any and all other rights, privileges, options or powers of Pledgor pertaining or relating to the Collateral;

                          6.1.5 SALE OF COLLATERAL. Subject to Section 6.10 below and to any applicable state or federal securities and insurance laws, sell, assign and deliver the whole, or from time to time, any part of the Collateral at any broker's board or at any private sale or at public auction, with or without demand for performance or advertisement of the time or place of sale or adjournment thereof or otherwise, and free from any right of redemption (all of which hereby expressly are waived by Pledgor) for cash, for credit or for other property, for immediate or future delivery, and for such price and on such terms as Pledgee in its sole discretion may determine; and

                          6.1.6 OTHER REMEDIES. Subject to Section 6.10 below, exercise any other remedy specifically granted under this Pledge Agreement or now or hereafter existing in equity, or at law, by virtue of statute or otherwise.

         With respect to the actions described in each of subsections 6.1.2 and
         6.1.4 above, subject to Section 6.10 below, Pledgor hereby irrevocably constitutes and appoints Pledgee its proxy and attorney-in-fact with full power of substitution and acknowledges that the constitution and appointment of such proxy and attorney-in-fact are coupled with an interest and are irrevocable until all of the Obligations are paid and performed in full.

                 6.3 AGREEMENT TO SELL COLLATERAL. For the purposes of this Section 6, an agreement to sell all or any part of the Collateral shall be treated as a sale thereof and Pledgee shall be free to carry out such sale pursuant to such agreement, and Pledgor shall not be entitled to the return of any of the same subject thereto, notwithstanding the fact that after Pledgee shall have entered into such an agreement, all Events of Default may have been remedied or all of the Obligations may have been paid and performed in full.

                 6.4      PLEDGEE MAY BID.  At any sale made pursuant to
         Section 6.1 above, subject to Section 6.10 below, Pledgee may bid for and purchase, free from any right of equity or redemption on the part of Pledgor (the same hereby being waived and released by Pledgor), any part or all of the Collateral that is offered for sale, and Pledgee, upon compliance with the terms of sale, may hold, retain and dispose of such Collateral without further accountability therefor.

                 6.5 PROCEEDS OF SALE. The proceeds of any sale of the whole or any part of the Collateral and any other monies at the time held by Pledgee under the provisions of this Pledge Agreement (i) shall be applied first to the reimbursement to Pledgee of all costs and expenses, including without limitation reasonable attorneys' fees and expenses, incurred by Pledgee in connection with its exercise of remedies under the Par Mee Note and the Par Mee Deed of Trust and this Pledge Agreement, (ii) then, shall be retained by Pledgee until Pledgee has received an amount equal to the Note Amount either from such proceeds or as a result of Pledgee's exercise of remedies under the Par Mee Note and the Par Mee Deed of Trust and (iii) any remainder shall be paid over to Pledgor. Once Pledgee has received an amount equal to the sum of the amounts described in clauses (i) and (ii) above, Pledgee shall reassign to Pledgor any and all remaining rights it may have in and to the Par Mee Note and the Par Mee Deed of Trust.

                 6.6 NO DUTY OF PLEDGEE. Pledgee shall not have any duty to exercise any of the rights, privileges, options or powers or to sell or otherwise realize upon any of the Collateral, as hereinbefore authorized, and Pledgee shall not be responsible for any failure to do so or delay in so doing.

                 6.7 EFFECT OF SALE. Any sale of all or any portion of the Collateral pursuant to Section 6.1 above shall operate to divest all right, title and interest of Pledgor to the Collateral which is the subject of any such sale.

                 6.8 SECURITIES ACT. Pledgor acknowledges that Pledgee may be unable to effect a public or other sale of all or a part of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended, or by reason of limitations and restrictions under applicable state insurance laws, or that Pledgee may be able to do so only after delay or subject to statutory or regulatory restrictions which might adversely affect the value that might be realized upon the sale of the Collateral. Accordingly, Pledgor agrees that Pledgee, without the necessity of attempting to cause any registration of the Collateral to be effected under the Securities Act of 1933, as amended, may sell the Collateral or any part thereof in one or more private sales to a restricted group of purchasers who may be required to agree, among other things, that they are acquiring the Collateral for their own account, for investment purposes only, and not with a view toward the distribution or resale thereof. Pledgor agrees that any such private sale may be at prices or on terms less favorable to the owner of the Collateral sold than would be the case if such Collateral was sold at public sale or without statutory or regulatory restrictions, and that any such private sale shall not be deemed not to have been made in a commercially reasonable manner by virtue of such sale having been a private sale.

                 6.9 NOTICE. Pledgee shall give not less than 10 business days' prior written notice to Pledgor of any sale pursuant to this
         Section 6 at the address of Pledgor set forth on Exhibit B hereto. Pledgor hereby agrees that such notice is commercially reasonable.

                 6.10 GOVERNMENTAL AND REGULATORY RESTRICTIONS. Notwithstanding any of the provisions of this Pledge Agreement to the contrary, the control over the Securities and any other Collateral pledged by Pledgor to Pledgee pursuant to the terms of this Pledge Agreement, and the exercise of all voting rights relating thereto, shall remain with Pledgor until any required consent of all governmental authorities and regulatory agencies to the transfer of such control to Pledgee or its nominees, successors or assigns shall have been obtained. Pledgor shall cooperate and cause its affiliates to cooperate in any and all efforts by Pledgee to obtain such consents.

         7. PLEDGEE'S OBLIGATIONS, CUSTODIAL AGREEMENT, PERFORMANCE RIGHTS, PLEDGE DOES NOT MAKE PLEDGEE A SHAREHOLDER. Pledgee shall not have any duty to protect, preserve or enforce rights against the Collateral other than a duty of reasonable custodial care of any such Collateral in its possession, it being understood that Pledgee shall (i) have no responsibility for (A) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to the Collateral, whether or not Pledgee has or is deemed to have knowledge of such matters, (B) taking any necessary steps to preserve rights against any parties with respect to the Collateral or (C) making any capital contributions or other payments on behalf of Pledgor and (ii) not be deemed to be a shareholder of Classic unless Pledgee purchases or otherwise retains the applicable portion of the Collateral in connection with a foreclosure.

         8. TERMINATION OF PLEDGE AGREEMENT. Upon the payment and performance in full of all of the Obligations, Pledgee shall deliver to Pledgor the Collateral in its possession and this Pledge Agreement thereupon shall terminate.

         9.      MISCELLANEOUS.

                 9.1 EXERCISE OF RIGHTS. Pledgor unconditionally agrees that if an Event of Default has occurred and is continuing, Pledgee may exercise its rights and remedies hereunder prior to, concurrently with, or subsequent to the exercise by Pledgee of its rights and remedies against Par Mee under the Par Mee Note, the Par Mee Deed of Trust or otherwise. The obligations of Pledgor under this Pledge Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released or discharged or in any way affected by:

                          9.1.1 AMENDMENTS. Any amendment or modification of or supplement to the Par Mee Note or the Par Mee Deed of Trust;

                          9.1.2 EXERCISE OR NON-EXERCISE OF RIGHTS. Any exercise or non-exercise of any right or remedy under the Par Mee Note or the Par Mee Deed of Trust, or the granting of any postponements or extensions for time of payment or other indulgences to Pledgor or any other person, or the settlement or adjustment of any claim or the release or discharge or substitution of any person primarily or secondarily liable with respect to the Par Mee Note or the Par Mee Deed of Trust;

                          9.1.3  BANKRUPTCY.  The institution of any
                 bankruptcy, insolvency, reorganization, debt arrangement, readjustment, composition, receivership or liquidation proceedings by or against Pledgor, Par Mee or any other person; or

                          9.1.4 OTHER DEFENSES. Any other circumstance which otherwise might constitute a defense to, or a discharge of, Pledgor with respect to the Obligations, other than rights granted to Pledgor under this Pledge Agreement or the JBW Restructuring Agreement.

         Notwithstanding the foregoing, no amendment to or modification or extension of the Par Mee Note or Par Mee Deed of Trust agreed to by Par Mee and Pledgee shall increase the Obligations otherwise secured hereby, nor shall the Obligations secured hereby with respect to indebtedness under the Par Mee Note be deemed to exceed any settlement or compromise amount voluntarily agreed to by Par Mee and Pledgee pursuant to clause 9.1.2 above.

                 9.2 RIGHTS CUMULATIVE. Each and every right, remedy and power granted to Pledgee hereunder shall be cumulative and in addition to any other right, remedy or power specifically granted herein or now or hereafter existing in equity, at law, by virtue of statute or otherwise and may be exercised by Pledgee, from time to time, concurrently or independently and as often and in such order as Pledgee may deem expedient. Any failure or delay on the part of Pledgee in exercising any such right, remedy or power, or abandonment or discontinuance of steps to enforce the same, shall not operate as a waiver thereof or affect the right of Pledgee thereafter to exercise the same, and any single or partial exercise of any such right, remedy or power shall not preclude any other or further exercise thereof or the exercise of any other right, remedy or power, and no such failure, delay, abandonment or single or partial exercise of rights of Pledgee hereunder shall be deemed to establish a custom or course of dealing or performance among the parties hereto.

                 9.3 MODIFICATION. Any modification or waiver of any provision of this Pledge Agreement, or any consent to any departure by Pledgor therefrom, shall not be effective in any event unless the same is in writing and signed by Pledgee and then such modification, waiver or consent shall be effective only in the specific instance and for the specific purpose given. Any notice to or demand on any Pledgor in any event not specifically required of Pledgee hereunder shall not entitle Pledgor to any other or further notice or demand in the same, similar or other circumstances unless specifically required hereunder.

                 9.4 FURTHER ASSURANCES. Pledgor agrees that at any time, and from time to time, after the execution and delivery of this Pledge Agreement, Pledgor, upon the request of Pledgee, promptly will execute and deliver such further documents and do such further acts and things as Pledgee reasonably may request in order to effect fully the purposes of this Pledge Agreement and to subject to the security interest created hereby any Collateral intended by the provisions hereof to be covered hereby.

                 9.5 PRESERVATION OF COLLATERAL. Pledgor agrees that it will warrant, preserve, maintain and defend, at the expense of Pledgor, the right, title and interest of Pledgee in and to the Collateral and all right, title and interest represented thereby against all claims, charges and demands of all persons whomsoever.

                 9.6 GOVERNING LAW. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY THE LAWS AND DECISIONS OF THE STATE OF ILLINOIS. FOR THE PURPOSES OF THIS SECTION 9.6, THIS PLEDGE AGREEMENT

         SHALL BE DEEMED TO BE PERFORMED AND MADE IN THE STATE OF ILLINOIS.

                 9.7 SEVERABILITY. In the event that any provision of this Pledge Agreement is deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by any governmental body, this Pledge Agreement shall be construed as not containing such provision and any and all other provisions hereof which otherwise are lawful and valid shall remain in full force and effect.

                 9.8 SUCCESSORS AND ASSIGNS. This Pledge Agreement shall inure to the benefit of the successors and assigns of Pledgee and shall be binding upon the successors and assigns of Pledgor.

                 9.9 COUNTERPARTS. This Pledge Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which when taken together shall be deemed to be one and the same instrument.

                 9.10 NOTATION ON BOOKS. Concurrently with the execution and delivery hereof, Pledgor shall cause Classic to register in its corporate books the security interests in and the pledge of the Collateral effected hereby.

         10. GOVERNMENTAL APPROVALS. Any provision herein to the contrary notwithstanding, no action shall be taken hereunder by Pledgee unless and until all applicable requirements (if any) of all applicable insurance laws and regulations have been satisfied fully with respect thereto and Pledgee has obtained any consents, approvals and authorizations that are required to be obtained from any governmental authority or regulatory agency in connection therewith. The parties hereto intend that the powers of Pledgee under this Pledge Agreement, in all relevant aspects, shall be subject to and governed by the applicable statutory requirements and rules and regulations of all governmental authorities and regulatory agencies. Upon and during the continuation of an Event of Default, Pledgor agrees to take any action that Pledgee may request in order to obtain and enjoy the full rights and benefits granted to Pledgee by this Pledge Agreement including, specifically, at Pledgor's sole cost and expense, the use of Pledgor's best efforts to assist in obtaining approval by any governmental authority or regulatory agency for any action or transaction contemplated by this Pledge Agreement that then is required by law.

              [remainder of this page intentionally left blank]

         IN WITNESS WHEREOF, Pledgor and Pledgee have caused this Pledge Agreement to be executed as of the date first above written.

                                       CONCORD GENERAL CORPORATION

                                       By:
                                            -----------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:
                                                   ----------------------------



                                       ALPINE INSURANCE COMPANY

                                       By:
                                            -----------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                                   ----------------------------

                                       Acknowledged and Consented to:


                                       -----------------------------------------
                                       Jeffery W. Beresford-Wood, individually


                            CLASSIC ACKNOWLEDGMENT

         Classic hereby (i) acknowledges receipt of a copy of this Pledge Agreement, (ii) acknowledges the pledge of 19.8% of the issued and outstanding capital stock of Classic pursuant to the terms of this Pledge Agreement and
(iii) confirms to Pledgee that the transfer books of Classic indicate that the Securities are registered in the name of Pledgor and that a pledge of such Securities has been registered in the name of Pledgee as of the date of this Pledge Agreement, subject to no adverse claims about which Classic has a duty to inquire under Section 8-403(4) of the Uniform Commercial Code.

                                       CLASSIC FIRE & MARINE INSURANCE
                                       COMPANY

                                       By:
                                            -----------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                                   ----------------------------

                                                             EXHIBIT 10.114 (1A)

                                 EXHIBIT 1.A
                                 -----------


                          Description of Securities
                          -------------------------
                                    Description
Pledgor                             of Stock
-------                             -----------

Concord General                     990,000 shares of
Corporation, a                      the Common Stock
California corporation              of Classic Fire &
                                    Marine Insurance
                                    Company, an Indiana
                                    insurance company

                                 EXHIBIT 1.B
                                 -----------


                    Address of Pledgor for Notice Purposes
                    --------------------------------------


                      Concord General Corporation
                      1450 C Enea Circle
                      Suite 500
                      Concord, California 94520

                       EXHIBIT 2 - ASSIGNMENT AGREEMENT


     THIS ASSIGNMENT AGREEMENT (the "Agreement") is made and entered into effective the 30th day of June, 1997, by and between Alpine Insurance Company, an Illinois insurance company ("Alpine") and Concord General Corporation, a California corporation ("Concord"), with respect to the following recitals of fact:

     A. On or about October 19 1997, Par Mee Development Corporation (also known as Par Mee Development, Inc.) ("Par Mee") as Maker, executed and delivered to American Canyon Partners, a California general partnership ("ACP") a Note secured by Deed of Trust in the original principal amount of $3,500,000.00 (the "Note"). A full, true and correct copy of the note is attached hereto as Exhibit "A", and by this reference incorporated herein as though fully set forth.

     B. The Note was secured by a Deed of Trust and Rent Assignment in favor of ACP dated October 19, 1994 and recorded in the Official Records of Napa County, California as Instrument No. 94-032227 on or about October 27, 1994 (the "Deed of Trust"). A full, true and correct copy of the Deed of Trust is attached hereto as Exhibit "B", and by this reference incorporated herein as though fully set forth.

     C. On or about March 6, 1995, ACP executed an Assignment of Deed of Trust whereby ACP assigned to Concord all of ACP's beneficial interest under the Deed of Trust together with the Note and all money due and to become due on the Note with interest, and all rights accrued or to accrue (the "ACP Assignment"). A full, true and correct copy of the ACP Assignment is attached hereto as Exhibit "C", and by this reference incorporated herein as though fully set forth.

     D. On or about December 5, 1996, Par Mee and Concord entered into a written Amendment to Note Secured by Deed of Trust whereby they agreed to amend the Note (the "Amendment to Note"). A full, true and correct copy of the Amendment to Note is attached hereto as Exhibit "D", and by this reference incorporated herein as though fully set forth.

     E. Concord wishes to assign to Alpine, and Alpine wishes to accept the assignment of, the Note, as amended by the Amendment to Note, and the Deed of Trust.

     NOW, THEREFORE, in consideration of the mutual covenants, promises and conditions set forth herein and for other valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.   Incorporation of Recitals

     The foregoing recitals are expressly made a part of this Agreement.

2.   Assignment by Concord

     Concord does hereby sell, assign and transfer to Alpine all of its right, title and interest in the Note, as amended by the Amendment to Note, including its right to receive payments of principal, interest, late fees and all other sums due from Par Mee under the Note as amended by the Amendment to Note. Upon execution of this Agreement, Concord shall deliver to Alpine the original of the Note, the Amendment to Note and the Deed of Trust.

3.   Acceptance by Alpine

     Alpine hereby accepts the assignment made in paragraph 2 above on the terms and conditions set forth in this Agreement. The Note and Deed of Trust, and all rights thereunder, are assignable by Alpine.

4.   Representations and Warranties

     4.1 Concord's Representations and Warranties

         Concord represents and warrants to Alpine that:

         4.1.1 Concord is a corporation duly organized, validly existing, and in good standing under the laws of the State of California. Concord has the power to sell, transfer and assign the Note, as amended by the Amendment to Note, and the Deed of Trust and to enter into this Agreement. The sale, transfer and assignment of the Note and the Deed of Trust have been duly authorized by the necessary corporate action of Concord and constitute the legal, valid and binding obligations of Concord, enforceable in accordance with the terms of this Agreement. Concord has obtained any and all necessary consents of third parties required of it to accomplish such sale, transfer and assignment. The individual or individuals executing this Agreement and any and all documents executed pursuant to this Agreement on behalf of Concord are authorized to do so.

         4.1.2 Concord is the true and lawful owner of the Note, as amended by the Amendment to Note, and the Deed of Trust. Concord has not previously sold, assigned, transferred, encumbered or hypothecated to any third party any interest in or to the Note, as amended by the Amendment to Note, or the Deed of Trust, save and except those interests which are shown on the face of the Note.

     4.1.3 There is no default or breach existing under the Note, the Amendment to Note and/or the Deed of Trust and no event that, with notice and the expiration of any applicable grace or cure period, would constitute such a default or breach.

     4.1.4 There is no valid offset, defense or counterclaim to the obligations of Par Mee under the Note, the Amendment to Note and/or the Deed of Trust.

     4.1.5 There is no action, suit or proceeding pending or threatened against or affecting Concord before any court, arbitrator or administrative body or agency that affects the validity or enforceability of the Note, the Amendment to Note or the Deed of Trust or that might result in any adverse change in the value of the Note or the Deed of Trust.

     4.1.6 The Note has not been modified or amended except by the Amendment to Note.

     4.1.7 The original Note, Amendment to Note and the Deed of Trust delivered to Alpine concurrently with the execution of this Agreement are full, true, correct and genuine.

     4.1.8 Since the date of the ACP Assignment, Concord has not received any payments from Par Mee pursuant to the Note, whether as principal, interest or otherwise, except those payments that are disclosed in writing to Alpine at the time of execution of this Agreement.

     4.1.9 The total outstanding balance due on the Note as of June 30, 1997, exclusive of any amount due to John A. Lisanti and/or Timothy Starkweather, or their assignees, is $2,141,563.14, representing $1,820,000.00 in principal, $85,864.11 in accrued and unpaid interest, and $235,699.03 in late fees and other charges.

     4.1.10 Concord was a general partner of ACP. Concord has acquired all of the other partnership interests in ACP, and ACP has ceased to exist. No person or entity other than Concord owns any interest in the Note and/or the Deed of Trust save and except for those interests that are shown on the face of the Note.

5.   Indemnification

     Concord shall indemnify, defend and hold Alpine and Alpine's employees, officers, directors, agents and attorneys free and harmless from and against any and all losses, liabilities, costs and expenses (including reasonable attorney's fees), judgments, damages, claims, counterclaims, demands, actions, settlement amounts or proceedings arising out of or connected with the breach of any representation or warranty set forth in this Agreement.

6.   Assignment of Deed of Trust

     Concurrently with execution of this Agreement, Concord shall execute and deliver to Alpine an Assignment of Deed of Trust in the form of Exhibit "E" attached hereto, in recordable form.

7.   Estoppel Certificate

     Concord shall obtain and deliver to Alpine an Estoppel Certificate from Par Mee substantially in the form attached hereto as Exhibit "F".

8.   Attorney's Fees

     If any action or proceeding is brought to construe or enforce any of the terms or conditions of this Agreement or any of the documents to be executed pursuant to this Agreement or the rights of the parties thereunder, the prevailing party in such action or proceeding shall be entitled to recover all court costs and reasonable attorney's fees incurred by it, including costs and reasonable attorney's fees incurred in enforcing any judgment obtained by the prevailing party.

9.   Administrative Provisions

     9.1 This Agreement shall inure to the benefit of and shall be binding upon the respective successors and assigns of the parties hereto.

     9.2 In the event any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

     9.3 This Agreement may be amended or any of its terms modified only by a written amendment authorized and executed by all parties hereto.

     9.4 This Agreement is made in and shall be governed by and construed in accordance with the laws of the State of California.


DATED:
      --------------------------.

                                     CONCORD GENERAL CORPORATION,
                                     a California corporation,


                                     By:
                                        -------------------------------------
                                        Name:
                                              -------------------------------
                                        Title:
                                              -------------------------------

DATED:
      ----------------------------------.
                                                ALPINE INSURANCE COMPANY,
                                                an Illinois insurance company,


                                                By:
                                                   ----------------------------
                                                   Name:
                                                        -----------------------
                                                   Title:
                                                         ----------------------








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